Exhibit 99.4

ICOS CORPORATION

1999 LONG-TERM INCENTIVE PLAN

RESTRICTED STOCK GRANT AGREEMENT

ICOS Corporation, a Delaware corporation (the “Company”), hereby awards shares of Common Stock to the Participant named below. The terms and conditions of the Award are set forth in this cover sheet, in the attached Restricted Stock Grant Agreement and in the ICOS Corporation 1999 Long-Term Incentive Plan (the “Plan”).

Date of Award:

Name of Participant:

Participant’s Social Security Number:

Number of Shares of Common Stock Awarded:

Amount Paid by Participant for the Shares of Common Stock Awarded:

Aggregate Fair Market Value of Common Stock on Date of Award:

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Restricted Stock Grant Agreement and in the Plan. You are also acknowledging receipt of this Agreement and copies of the Plan and the Plan’s Prospectus.

Participant:
(Signature)

Company:
(Signature)
Title:

Attachment

ICOS CORPORATION

1999 LONG-TERM INCENTIVE PLAN

RESTRICTED STOCK GRANT AGREEMENT

The Plan and Other Agreements

The text of the Plan is incorporated in this Agreement by this reference. You and the Company agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement. Unless otherwise defined in this Agreement, certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement, the attached Exhibits and the Plan constitute the entire understanding between you and the
Company regarding this Award of Common Stock. Any prior agreements, commitments or negotiations are superseded.

Award of Common Stock

ICOS Corporation awards you the number of shares of Common Stock shown on the cover sheet of this Agreement. The Award is subject to the terms and conditions of this Agreement and the Plan.

This Award is not intended to constitute a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code, and will be interpreted accordingly.

Vesting	As long as you render continuous Service to the Company (or its Parent, Subsidiary or Affiliate), you will become vested as to 100% of the total number of shares of Common Stock awarded, as shown above on the cover sheet, on the [fourth][fifth] anniversary of the Date of Award. In addition, the total number of shares of Common Stock awarded shall become fully vested if, within twenty-four months after a Change in Control, your Service is terminated (i) without Cause by the Company or (ii) by you for Good Reason. Except as provided in the preceding sentence, in the event that your Service ceases prior to the [fourth][fifth] anniversary of the Date of Award, you will forfeit to the Company all of the unvested Common Stock subject to this Award. The Company will make a pro-rated cash payment to you that reimburses you, without interest or appreciation, for the amount, if any, that you previously paid to the Company (as shown on the cover sheet of this Agreement) with respect to purchasing such unvested shares of Common Stock.

Escrow	The certificates for the Common Stock shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this paragraph. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form attached hereto as Exhibit A. The deposited certificates, shall remain in escrow until such time as the certificates are to be released or otherwise surrendered for cancellation as discussed below. Upon delivery of the certificates to the Company, you shall be issued an instrument of deposit acknowledging the number of shares of Common Stock delivered in escrow to the Secretary of the Company.

All regular cash dividends on the unvested Common Stock shall be paid directly to you and shall not be held in escrow. If any dividend or distribution on the unvested Common Stock is paid in shares of Common Stock, such dividend or distribution shares will have the same conditions as your unvested shares of Common Stock. In addition, any securities that you may receive in connection with the exercise of rights under the Company’s Rights Agreement, dated August 9, 2002, with Mellon Investor Services LLC as Rights Agent (or any such successor agreement) will also have the same conditions as your unvested shares of Common Stock.

The unvested Common Stock held in escrow hereunder shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company:

•      When your interest in the Common Stock vests as described above, the certificate(s) for such vested Common Stock shall be released from escrow and delivered to you within thirty (30) days following the vesting date of such shares.

•      Upon termination of your Service, any unvested Common Stock shall be surrendered to the Company.

Code Section 83(b) Election	Under Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), the Fair Market Value of the Common Stock on the date any forfeiture restrictions applicable to such Common Stock lapse will be reportable as ordinary income at that time. For this purpose, “forfeiture restrictions” include surrender to the Company of unvested Common Stock as described above. You may elect to be taxed at the time the Common Stock is acquired to the extent that the Fair Market Value of the Common Stock exceeds the amount of consideration paid by you (if any) for such Common Stock at that time rather than when such Common Stock ceases to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the Date of Award. The form for making this election is attached as Exhibit B hereto. Failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by you (in the event the Fair Market Value of the Common Stock increases after the date of purchase) as the forfeiture restrictions lapse. YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU ARE RELYING

SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE A CODE SECTION 83(b) ELECTION.

Leaves of Absence

For purposes of this Agreement, while you are a common-law employee, your Service does not terminate when you go on a bona fide leave of absence that was approved by the Company (or its Parent, Subsidiary or Affiliate) in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. Your Service terminates in any event when the approved leave ends, unless you immediately return to active work.

The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

Voting and Other Rights	Subject to the terms of this Agreement, you shall have all the rights and privileges of a stockholder of the Company while the Common Stock is held in escrow, including the right to vote and to receive dividends (if any).

Restrictions on Issuance	The Company will not issue any Common Stock or Shares if the issuance of such Common Stock or Shares at that time would violate any law or regulation.

Withholding Taxes	The release of the Common Stock from escrow will not be allowed unless you make acceptable arrangements to pay any withholding or other taxes that may be due.

Restrictions on Resale

By signing this Agreement, you agree not to sell any Common Stock prior to its vesting or sell any Shares acquired under this Award at a time when applicable laws, regulations or Company or underwriter trading policies prohibit sale.

If the sale of Shares acquired under this Award is not registered under the Securities Act, but an exemption is available which requires an investment or other representation and warranty, you shall represent and agree that the Shares being acquired are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations and warranties as are deemed necessary or appropriate by the Company and its counsel.

No Retention Rights	This Agreement is not an employment agreement and does not give you the right to be retained by the Company (or its Parent, Subsidiaries or Affiliates). The Company (or its Parent, Subsidiaries or Affiliates) reserves the right to terminate your Service at any time and for any reason.

Adjustments	In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of Shares covered by this Award may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan.

Legends

All certificates representing the Common Stock issued under this Award may, where applicable, have endorsed thereon the following legend and any other legend the Company determines appropriate:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of Washington.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Grant Agreement dated as of                     , the undersigned hereby sells, assigns and transfers unto ICOS Corporation (the “Corporation”)                      shares of the Common Stock of ICOS Corporation, a Delaware corporation, standing in the undersigned’s name on the books of said Corporation represented by certificate No.                     , herewith, and does hereby irrevocably constitute and appoint the Secretary of the Corporation attorney-in-fact to transfer the said stock on the books of the said Corporation with full power of substitution in the premises.

Dated:

[NAME]

A-1

EXHIBIT B

ELECTION UNDER SECTION 83(b) OF

THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1.	The name, address and social security number of the undersigned:

Social Security No. :

2.	Description of property with respect to which the election is being made:

                        shares of common stock of ICOS Corporation (the “Company”).

3.	The date on which the property was transferred is , [YEAR].

4.	The taxable year to which this election relates is calendar year [YEAR].

5.	Nature of restrictions to which the property is subject:

The shares of stock are subject to the provisions of a Restricted Stock Grant Agreement (the “Agreement”) between the undersigned and the Company. The shares of stock are subject to forfeiture under the terms of the Agreement.

6.	The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $ per share, [for a total of $ .]

7.	The amount paid by taxpayer for the property was $ .

8.	A copy of this statement has been furnished to the Company.

Dated:                          , [YEAR].

[Taxpayer’s Name]

B-1